                                                   FILED PURSUANT TO RULE 497(e)
                                                 FILE NOS. 2-98772 AND 811-04347


                                    GMO TRUST

                                  SUPPLEMENT TO

  GMO TRUST PROSPECTUS DATED JUNE 30, 2005, AS REVISED SEPTEMBER 23, 2005 AND GMO TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2005, AS REVISED
                               SEPTEMBER 23, 2005

GMO U.S. Sector Fund

Effective June 30, 2006, the Fund's name will change to "GMO U.S. Equity Allocation Fund."

In connection with the Fund's name change, effective June 30, 2006, the Fund's Name Policy (as defined in the Prospectus) is amended and restated in its entirety to read as follows:

         Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The above changes are being made in connection with a decision that the Fund will pursue its investment objective by investing all or substantially all of its assets in other GMO Trust funds ("underlying Funds"). Whereas the Fund currently reserves the flexibility to gain exposure to U.S. investments through direct investments in common stocks, as well as through investments in underlying Funds, effective June 30, 2006, the Fund will gain such exposure solely through investment in underlying Funds. In connection with the decision to change the Fund's investment strategy, it is expected that the GMO Trust Board of Trustees will approve a reduction in the Fund's management fee from 0.33% to 0.00% and shareholder service fee from 0.15% (for Class III shares) to 0.00%, effective June 30, 2006. The Fund will continue, however, to bear indirect management fees, shareholder service fees, and other expenses as a result of its investments in underlying Funds.

These changes are not expected to have a material effect on the manner in which the Fund has operated in recent years. In addition, due to contractual expense reimbursement obligations of Grantham, Mayo, Van Otterloo & Co. LLC, the Fund's investment manager, in place with respect to the Fund, these changes are not expected to have a material effect on the Fund's aggregate direct and indirect operating expenses.



Supplement date: May 1, 2006